UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 2, 2017

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16244	11-2989601
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Terminal Drive, Plainview, New York  11803

(Address of principal executive offices)

(516) 677-0200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02   Results of Operations and Financial Condition.

On November 2, 2017, Veeco Instruments Inc. issued a press release announcing its financial results for the quarter ended September 30, 2017.  In connection with the release and the related conference call, Veeco posted a presentation relating to its third quarter 2017 financial results on its website (www.veeco.com).  Copies of the press release and presentation are furnished as Exhibit 99.1 and Exhibit 99.2 to this report.

Item 8.01   Other Events.

On April 12, 2017, Veeco filed a patent infringement complaint in the U.S. District Court for the Eastern District of New York against SGL Carbon, LLC and SGL Carbon SE (collectively, “SGL”), alleging infringement of patents relating to wafer carrier technology used in MOCVD equipment.  The complaint alleges that SGL infringes Veeco’s patents by making and selling certain wafer carriers to Veeco’s competitor, Advanced Micro-Fabrication Equipment, Inc. (“AMEC”).

On November 2, 2017, Veeco issued a press release announcing that the U.S. District Court for the Eastern District of New York granted Veeco’s motion for a preliminary injunction prohibiting SGL from shipping wafer carriers using Veeco’s patented technology without Veeco’s express authorization.  A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated by reference in this Item 8.01.

Item 9.01   Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit	Description

99.1	Press release issued by Veeco dated November 2, 2017 relating to third quarter 2017 financial results

99.2	Veeco Q3 2017 Conference Call, November 2, 2017

99.3	Press release issued by Veeco dated November 2, 2017 relating to preliminary injunction in patent infringement lawsuit

The information in this report, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall this information or these exhibits be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by Veeco dated November 2, 2017 relating to third quarter 2017 financial results

99.2	Veeco Q3 2017 Conference Call, November 2, 2017

99.3	Press release issued by Veeco dated November 2, 2017 relating to preliminary injunction in patent infringement lawsuit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 2, 2017	VEECO INSTRUMENTS INC.

	By:	/s/ Gregory A. Robbins
Name: Gregory A. Robbins
Title: Senior Vice President and General Counsel